BRANDYWINE FUND, INC.

 MANAGED BY FRIESS ASSOCIATES, INC.     SEMI-ANNUAL REPORT  MARCH 31, 1998

 DEAR FELLOW SHAREHOLDERS:

 Your Fund returned 2.8 percent this quarter held back by high cash levels which dropped from a high of 78 percent to its current 43 percent. You backtracked 11.6 percent the first half of fiscal '98.

 Aided by the pleasant 19 percent September quarter increase, your trailing twelve months performance of 17.7 percent normally would be embraced as a good return. But because the market generally has been so strong, these results are terrible. We have not served you well this quarter and we want you to know we are very upset about that fact. We are blessed with the best clients and shareholders in the world and you deserve better.

 With daily confirmation and validations of your research team's assessment that there would be disappointing earnings particularly in the technology sector, why do so many stocks continue to go up? How could we be so right, and yet so wrong, all at the same time?

 It's because the market is being driven more by liquidity than by
                                                  --------
fundamentals. We were dead wrong in not correctly assessing the incredible
------------
amounts of money that would be awash in the system that had to find a home some place. The U.S. suddenly looked like one of the best games in town. The money supply grew an alarming 9 percent from Q4 '97 to Q1 '98. Money deposited into equity mutual fund coffers exploded almost 50 percent higher in the early weeks of 1998 compared to 1997.

 Despite the growing signs of excessive speculation, the incredibly high PE ratios of many stocks, and the deterioration of earnings growth in many technology companies, the market has moved ahead. Meanwhile, the Japanese economy, the world's second largest market, continues to deteriorate. Even Sony Corporation chairman's shocking declaration Thursday: "We are going to have a very, very severe 1998. Japan's economy is on the verge of collapse," seems to have had no effect on our market.

 As analysts further lowered forecasts for earnings growth to reduced levels not seen in 8 years, stocks have continued to climb. First Call's latest S&P 500 first-quarter forecast is 0.5 percent earnings growth over last year -- down
                         ---
from 10.4 percent on January 2! Yet the S&P 500 was up 13.5 percent on this disappointing earnings outlook. The prospect of earnings for the year are an anemic 9.7 percent growth, down significantly from much higher expectation levels just a month ago. In the Friess Associates investment approach lower earnings drop stocks, growing earnings make them go up.

 Let me clearly articulate our investment strategy and what it is we do for you and what it is we don't do, so we are all on the same page, in terms of understanding how that affects the levels of cash.

 Our first criterion is to isolate very rapidly growing companies. If you look
                                   ------------------------------
at our portfolio at any given time, you'll find 90 percent of the companies growing over 15-20 percent and our average growth rate often surpassing 50 percent.

 Second, we buy lower PE ratio stocks. We do not own the Home Depots, the Coca-
                --------------
Colas, Gillettes and the AOLs -- the companies selling at 35, 40, 60 times earnings, even though they are leading companies. Again, 90 percent of your companies would be under 25 times.

 The third criterion looks for companies doing better than people expect. When
                                               -------------------------
even a company leader reports a 35 percent earnings increase, the stock can go down because analysts were predicting 45 percent. CompUSA's 5 point drop Tuesday to $20, down from a recent high of $35, is but one example of this phenomenon of a high quality company being punished for slowing earnings growth. You sold the stock months ago.

 Everyday, every one of our researchers scrutinizes each investment for which he or she is responsible. If we believe it is going down, it is sold. If we believe it is going up, it is held. If our sales at any given time exceed purchases of those we are excited about, the cash in the Fund builds.

 Some other times when this has happened were during the fall of the Shah in Iran and during the Arab oil embargo in late 1973. Money was made in 1974 because of this excess cash even though the S&P 500 declined 26.5 percent.
                                                    --------
After our 1990 Kuwait-invasion inspired sales, the Dow Jones dropped over 400 points.

 We have stuck to our discipline. We did not go out and buy Yahoo! at a PE
 -------------------------------
measured in the hundreds or drug stocks with PE ratios of 40 and above. This focused approach has been out of step before.

 Many sophisticated investors believe that you should never sell, pointing to
                                                      -----
successes like Coca-Cola or Microsoft. Friess Associates does not look at the investment world from this perspective. For every Coke, we can point to New York Central and Pennsylvania Railroad, two companies for which the same arguments were made. These were "high quality" companies. Neither exists today.

 Had you bought Avon Products in 1973 at its high of $70, you would have watched it sag to under $9 in the next eleven years, and waited 24 years before it returned to $70. Seventeen of the 30 Dow Jones stocks of 25 years ago have been replaced because of deteriorating fundamentals.

 Had we subscribed to this buy and hold theory, we probably would not have sold your Nike at $66 which now sells in the low $40s, or your Compaq at $31 after a 50 percent gain because both are classic, powerful companies. Compaq now trades in the mid $20s. David Harrington was shrewd to perceive from talks with many of its customers that an inventory glut was developing in the reseller channel. Orders were also impacted because of a shift towards the new $1,000 and under computers.

 Bottom line, we want you to know that while some have construed our heavy cash position as being "bearish" on the market or a "market call," it evolved from the same investment disciplines we have been implementing for 30 years.

 This time-tested strategy has earned recognition from financial publications, investment gurus, and financial advisors throughout the country. Sticking with this proven investment discipline is how you are currently enjoying smart gains in your recent stock selections.

 A.J. Berk's Cotelligent Group pick rose 55 percent. Goodys Clothing, selected by Tripp Rudisill, and Atlantic Coast Airlines, chosen by David Harrington, each jumped 52 percent. Central Garden & Pet, Bill Dugdale's pick, was up 49 percent, while John Ragard saw his ShowBiz PizzaTime gain 42 percent.

 Jon Fenn's Franchise Mortgage Acceptance climbed 40 percent, Carl Gates' Kendle International rose 39 percent, while Paul Berg's Let's Talk Cellular increased 38 percent. And, Fiserv, Inc. which Andy Graves selected, was up 29 percent.

 If you'd invested five years ago, you'd enjoy a 136 percent cumulative return,
18.7 percent average annualized. And, the ten year figure is 502 percent, or
19.7 percent on average each year.

MOST RECENT TEN YEARS
Russell 2000     238.2%
NASDAQ IND.      254.9%
IBD* <F1>        267.9%
S&P 500* <F1>    465.7%
Your Fund* <F1>  501.5%

 We are grateful for Kiplinger's Mutual Funds '98 showing that Brandywine's performance, with a 20.3 percent average annualized return, ranks us as one of the top three no-load mutual funds in the U.S. for the ten years ended December
   ----------
31, 1997 in the Long-Term Growth category!

 Jack Fraser deserves kudos for the significant new research hires and also for enhancing our external research resources. Clarke Adams, Diane Hakala, and Mark Lapolla are fullfilling an entrepreneurial dream launching a hedge fund which permits short sales, options, and leverage which the Friess Associates strategy does not utilitze.

 Our 39-person research team is now in place to accomodate growth to 50 percent before we'll need to add new people.

 My 34 years of investment experience tends to side with a comment in this week's The Economist:

 "To ignore earnings and buy shares on the basis that lots of other people are going to is another version of the greater fool theory that underpins market bubbles."

 At the end of the day, a stock is worth no more than the earnings attached to it. Our goal over the next couple of quarters is to buy stocks that will outperform the relevant indices AND meet our stringent earnings criteria, such as General Cable, Maytag, Dress Barn, and Atlantic Coast Airlines, rising 102, 51, 107, and 202 percent since purchase.

 With earnings estmates coming down, we are seeing more opportunities to put your money to work now that people are altering their expectations to what your research team predicted months ago.

 For those of you who have "hung tough" and contributed nearly $500 million in new dollars, over the quarter, we thank you for your loyalty and confidence, and you can bet we will work as hard as ever to retain your trust.

 Our morale is sustained by encouraging emails and letters like one from a shareholder who works at Lucent Technologies. She wrote, "Brandywine is a growth fund and most of us should look to long term. Sometimes long term cannot be reached without short term losses. The market is not a sure thing, and I personally don't look for all milestones to be successful. Keep up the good work and your spirits!" It's supportive comments like this that get us to the office early!

 Our most important priority is helping you achieve your financial goals -- from our longest-term shareholders, like The Nobel Foundation, with $40 million invested with you, to those of you who are newest on the block.

 Our own pension funds, much of the investments of our close friends and families, and all of my personal stock market investments are in Brandywine and Brandywine Blue Funds. Our mutual success is foremost on our minds each and every workday.

 God Bless!
/s/ Foster Friess
Foster Friess
President

April 4, 1998

HIGHLIGHTS . . .
COMMUNICATIONS
With sales figures tripling from many of its top 20 customers like Home Depot, and new relationships with such well known companies as GTE, GENERAL CABLE CORPORATION penetrates both international and domestic markets. Your company manufactures and markets its wire and cable products to retailers, OEMs (original equipment manufacturers) and distributors.

Canadian sales are up 40 percent, and upcoming acquisitions in Europe and Mexico help strengthen General Cable's international presence.

According to CEO Steve Rabinowitz, these increased sales result from your company's "Power of One" strategy which provides a one stop shopping solution for its customers. Key to this strategy is that General Cable offers more products than any other cable manufacturer or distributor and provides extraordinary customer service in education about its products (which is unusual for a commodity business like cable distribution).

Last quarter, earnings were $.62. Analysts expect earnings growth of 31 percent for the March quarter.

Purchased for you in May, your shares are up 102 percent to $45.

DEPARTMENT STORES
Does purchasing groceries, apparel, home electronics, garden equipment, and sporting goods all in one store seem unlikely? Not if you live in the western U.S. and shop at one of FRED MEYER, INC.' s 110 "multidepartment" stores. With sales in the recent January quarter up 88 percent, it seems these superstores have popular appeal.

Fred Meyer recently acquired Ralph's Supermarkets, a supermarket chain based in Southern California, and Quality Food Centers, a grocery chain in the Pacific Northwest, making it the 4th largest supermarket operator in the nation. CFO Dave Jessick says those acquisitions are now complete and analysts expect they will create a doubling in sales. Revenues in calendar year '98 should eclipse $15 billion.

Your company recently beat Wall Street expectations by 5 cents when it reported earnings for the January quarter of $.56, with same store sales rising over 10 percent. Analysts predict earnings will be $.31 next quarter, a gain of 30 percent.

Rising 107 percent since purchase in May at $22, your shares sell today at $46.

FOOD/RESTAURANTS
If you have young children, grandchildren, nieces or nephews, chances are you've set foot in a Chuck E Cheese's once or twice. These family restaurants run by SHOWBIZ PIZZA TIME, INC. appeal to young kids because of an arcade-like atmosphere featuring life-sized, computer-controlled mechanical characters and animated props, video and interactive games and rides. The menu, too, is catered to the younger palate, offering pizza, salads, sandwiches, and desserts.

CFO Larry Page told us about ShowBiz's remodeling plans for its highest volume stores. Excess space is eliminated in kitchens and bathrooms to create more retail capacity. The goal is to revamp 12 units this year, which would be equivalent to adding four new stores at a dramatically lower cost than building.

Your company is also introducing their new game package which includes kiddy skill games and higher tech, more competitive interactive games for the entire family to enjoy, fueling sales growth of 9.1 percent in those restaurants where the games have been introduced.

The December quarter showed earnings more than doubling from $.12 to $.30. Revenues rose 26 percent.

Purchased in October at $23, your shares are up 44 percent to $33 today.

HOME/OFFICE & RELATED
Quality has always been associated with the MAYTAG CORP. name. You've likely seen the Maytag repairman advertised as the loneliest guy in the business, never receiving calls for repair visits.

Your company, the third largest manufacturer of large appliances in the U.S., is best known for its high and mid-range washing, cooking and cleaning machines under the Maytag, Jenn-Air, Magic Chef, and Hoover brands. The nationally top-selling Hoover vacuum cleaners, as well as an expanded relationship with Sears, is driving revenues and earnings growth.

Earnings jumped 50 percent in the most recent quarter from $.36 to $.54 on sales of $945 million.

Maytag's new Neptune line features a high-end machine using less water and energy than the competitor's products, while laundering clothes as effectively as if they were dry cleaned. Trade checks confirm that members of some police forces wash their uniforms in the Neptune instead of having them professionally cleaned.

In conversations with Leonard Hadley, Chairman and CEO, we learned factories are now organized to maximize production efficiency, emphasizing the delivery of higher-margin, premium-priced products that consistently beat the competition.

Purchased in September, your shares have shot up 51 percent to $48.

MEDICAL/DENTAL PRODUCTS & SERVICES
More people today are turning away from traditional treatments and looking to "Mother Nature" and her arsenal of herbs in search of cures for common ailments. Scientific evidence continues to authenticate the connection between diet and good health, and TWINLAB CORPORATION benefits.

Twinlab produces over 900 nutritional supplement products including vitamins, minerals, and sports nutrition products. Your company's herbal supplements are marketed through the Nature's Herbs line found at Wal-Mart and various drug stores. You'll also find Twinlab products at General Nutrition and Whole Foods Market.

Last year, Twinlab's total revenue grew 25 percent, while its herbal supplement sales jumped 78 percent. This suggests the recent survey by Natural Health magazine is right on target when it indicated three in five adults expect to use herbs as part of their daily health routine over the next few years.

On a February visit to company headquarters, we met with CEO Ross Blechman who said that in just one quarter, the number of Nature's Herbs products offered at Wal-Mart rose from 8 to 13. And, we learned that the company plans to nearly triple the size of the Nature's Herbs manufacturing facility to 142,000 square feet.

Earnings in the December quarter climbed 32 percent from $.22 to $.29 on revenue growth of 40 percent.

Purchased in December at $31, your shares are selling today at $40 -- a 29 percent increase.

SPECIALTY RETAILING
Career-oriented, budget-conscious, style-minded women flock to DRESS BARN, INC. for affordable, high-quality clothing. With 690 stores throughout the U.S., your company offers women's apparel including sportswear, dresses, suits, and accessories. Petite and plus sizes, as well as shoes, are found in larger Dress Barn stores.

Dress Barn's brand names, Westport, Princeton, and Atrium, account for about 60 percent of sales, and CFO Armand Correia explains that the company continues to successfully increase its product mix in these private labels which carry substantially higher margins.

A solid domestic economy, strong employment growth, and low interest rates are driving expendable income higher, so consumer spending is on the rise. Companies like debt-free Dress Barn benefit from this trend.

Earnings in January were up 47 percent to $.34 from $.23 last year, on 10 percent revenue growth.

One of your longer-term holdings, your shares purchased in October '96 are up 107 percent to $29 today.

TRANSPORTATION & RELATED
Rapidly growing and relatively undiscovered, ATLANTIC COAST AIRLINES INC. offers regional service to 42 destinations in 16 states. You can hop on a daily non-stop flight to 39 cities throughout the U.S. including some in Maine, New York, Ohio and Tennessee.

Your company's hub is Dulles International Airport, serving the Washington DC and northern Virginia locals. Employing 1,300 people, it is the largest private-sector employer in Loudoun County, Virginia.

Atlantic Coast looks to reap the rewards of a new partnership with United Airlines. This alignment allows air travelers easy connections with one-stop check-in on connecting flights and frequent flyer membership privileges.

Looking ahead, your company plans to double its jet capacity in '98 and increase it another 40 percent in '99.

In the December quarter, earnings rose 13 percent to $.34 on a 25 percent gain in revenues.

Purchased at $16 January of last year, your shares have tripled to $48.

 FUND DIRECTOR . . .
 Baron Stig Ramel met Foster Friess in 1972. Two years later, as the Executive Director of The Nobel Foundation of Stockholm, Sweden, Ramel entrusted the infant Friess Associates with $1 million of the Foundation's assets. Its first dollar invested is now worth $120.

 Throughout his distinguished career in international finance and investment, Ramel served as chairman or director of more than twenty prestigious Swedish and international financial and industrial companies such as Volvo, Swedish Ford, Indusvarden, and PLM, as well as many philanthropies.

 Early in his career, Stig was aide to Crown Prince Carl Gustaf, who is the current king. We are so grateful to have his insights on the Brandywine board.

 The Nobel Foundation was established in 1900 by Swedish industrialist and inventor of dynamite Alfred Bernhard Nobel and is today led by Ramel's successor Micha Sohlman. The Foundation bestows the most prestigious prizes in the world; Nobel Laureates are recognized each year for promoting international peace, and for achievements in economics, physics, chemistry, medicine, and literature.

 Stig is one of those energizing, inspiring people who doesn't have the word "retirement" in his vocabulary. After his incredible twenty year stint as head of the Nobel Foundation, where he helped orchestrate a 175 percent increase in the prize due to his astute investing and management, he then headed the Swedish government's distribution of 27 billion Swedish krona in pension funds that had been built up to be distributed in the private sector.

 When that mission was completed, he leapt into the authoring of personal memoirs entitled, The Boy in the Door, which instantly became a Swedish bestseller. Likewise, his more recent book on G.M. Armfelt, the George Washington of Finland, has been equally successful and will soon be available in Finnish. Stig travels around Sweden lecturing and educating the importance of this man in the history of the region.

 Stig was born into a family occupying the Hviderup estate in southern Sweden for 300 years and is thrilled that one of his sons has recently acquired and begun renovations on the property after decades out of family possession. Ramel pursued law and economics in his studies and entered the Swedish Foreign Service in 1953 serving in Paris and then in Washington until 1960.

 Returning home, Ramel became the head of the section for Maritime and Atomic Energy Affairs and then the Council for Information about Sweden abroad. Later, he directed the Swedish Export Council.

 Stig and Ann Marie, a gourmet cook and cookbook author, have been married since 1953. His enthusiasm for his four children and three grandchildren challenges that of most family-oriented men.

 His energy level is reflected by intense sporting interests like orienteering, common in Sweden, where, with a map and compass, you make a cross country road-rally navigating through brush instead of roads. It's an arduous sport requiring deft maneuvering of the forest environment.

 Unless there is a severe snowstorm, Stig is seen peddling his bike to and from work, explaining why no one believes he is over 70 years old. On cold winter weekends, his skates carve flawless patterns in the thick ice that encases the Stockholm Archipelago.
                                                                    -Adam Rieger

 BARBARA . . .
 In June, Barbara Shea will mark 12 years at Friess Associates, and as one of the most tenured of your team, she's seen remarkable change during her time here. Joining Susan Morgan's solo operation on the trading desk, Barbara came from Penn Mutual Life Insurance in Philadelphia. In 1986, Barbara and Susan handled all trades and all settlements without the benefits of the fully computerized setup we have in place today. They pushed a lot of paper!

 Barbara reflects on the summer of 1990 when Foster decided to increase cash levels following the Iraqi invasion of Kuwait. "Susan and I sat amidst piles of paper, working 14 and 15 hour days to get all the trades allocated and settled properly. We'd make numerous trades by phone, but had to manually record them for each client separately. It was quite a challenge!" From those days, she and Susan have been rightfully dubbed as "adeptly tackling the tasks it would take five to do!"

 Today's technology adds to Barbara's, as well as the entire trading team's, ability to execute trades more efficiently. Handling $13 billion demands top-notch equipment and software.

 In the last year or so, various programs have been added, like Instinet, where an order is simply typed into the computer, the trade is processed, and the execution is sent back via computer. POSIT is a "matching system" where the traders enter stocks they want to buy or sell and five times a day a list is run indicating other buyers and sellers of that same stock. The program "matches" the two and the trade is completed.

 Barbara's years here yield a unique perspective. She came on board when there was just $300 million under management and 12 teammates.

 Enter the trading room, and you witness the pulse of the organization. Barbara and your six other traders field calls from various brokerage houses across the country, receiving information on stocks, opinion changes, earnings releases, and lists of what's available for purchase and sale. "This kind of activity ensures there's never a dull moment in my workday," Barbara exclaims.

 Trading for research team leader Andy Graves, Barbara secured solid positions in such holdings as Fiserv, Fred Meyer, and Rite Aid at average costs of $40, $22, and $24, which have since risen 60, 107, and 44 percent. "Her years of experience have garnered sound relationships with key brokers on the Street, which augment Barbara's knack for knowing where to turn, and when, for the best price possible," Andy relates.

 While Barbara is valued for her sharp sense on the trading desk, she is also highly regarded for her upbeat, cheerful, and positive attitude. Fellow Friess veteran, Lynda Campbell echoes this praise. "Barbara is a genuine spark of light, inspiring everyone with her infectious laughter and great sense of humor. Her keen wit and her spirit, combined with a true sense of caring for all of us, shines through!" Chief among her hobbies of traveling, music, tennis, and water aerobics is decorating her new home. A job Barbara really enjoys!
                                                               - Rebecca Buswell

 ANDY . . .
 Senior researcher and team leader Andy Graves moved to our Jackson headquarters in 1993 from the Delaware office where he started at Friess in May of '91. Attending an investor conference as an analyst for the Perritt Capital Growth Fund, a small cap growth fund, Andy met Bill D'Alonzo and Carl Gates who lured him away from Chicago to come back east and put his research skills to work at Friess Associates.

 "We noticed Andy in the same meetings, investigating the same stocks, and asking the same kinds of questions we were, and knew he was someone who could add a lot to our research effort. And what a great find he has been!" Bill D'Alonzo compliments Andy's savvy stock-picking ability. "Andy has a great nose for stocks, he knows what questions to ask and how to probe to get to the meat of the issue affecting a company's performance. His 'can-do' attitude means he will tackle whatever is thrown his way. He's a real team player."

 Andy's background as a financial analyst and writer at the famed Morningstar organization, as well as his stint as managing editor of the financial newsletters Investment Horizons and The Mutual Fund Letter, give him a particular perspective which was quickly recognized and utilized in our research strategy.

 Some of Andy's big winners include Cisco Systems, Tellabs, Liz Claiborne, and Gap, which since the beginning of last year have realized more than $372 million from purchase to sale.

 While our researchers are generalists, Andy concentrates primarily on retail, apparel, networking, telecommunications equipment, and restaurant companies. "Through our intensive research strategy which focuses on getting to know the managements of not only our target company, but also its customers, competitors, and suppliers, I've been fortunate to forge relationships with many executives in these industries," Andy explains. "Their input is invaluable to our investigation of what companies will be solid holdings for our shareholders."

 Paul Charron, CEO of Liz Claiborne, is one of Andy's close contacts and was eager to share some remarks about his experience working with Andy. "In talking with him, it is clear Andy has done his research and knows what questions to ask. He can leave a 20 minute conversation with all the information he needs to remain an intelligent investor. I've always been impressed with how hard he works to understand the dynamics of this business rather than just looking at it as a number on a sheet."

 Paul emphasized that Andy's low-key but intense personality, and friendly, supportive attitude, is integral to sustaining their positive relationship.

 Andy spent much of his childhood in Williamsburg, Virginia, before heading to New Hampshire for high school to attend Phillips Exeter Academy where he graduated with honors in 1984. He then went on to earn a BA in Economics at Davidson College in Davidson, North Carolina. His parents now live in Wilmington, Delaware, so a trip to see them also usually means a visit to the Delaware office for a few days' work.

 Living in Jackson, Andy can enjoy the outdoor sports he loves -- golf, hiking, running and skiing. Another favorite pastime of Andy's is vacationing abroad. He's traveled to Europe, Australia, the Caribbean, Canada and Mexico all within the last five years.
                                                               - Rebecca Buswell

 GROWING YOUR FUND . . .
 The performance of your Fund depends on bright, talented people who work at the companies in which you are invested. Because your stake in Borders Group has added $12.5 million of gains to your holdings, we are featuring an employee at a Borders bookstore this quarter.

 While sometimes money managers get credit for the increases in a portfolio, we always must be cognizant that the ultimate success is dependent on the people running the companies. Without them, there is no success. Millions of people each day commit their lives to make our American system work. By recognizing Henry, we acknowledge the importance of each and every worker that has created the values that now reside in your portfolio.

 Henry Torrie is the periodicals clerk at the Borders bookstore in Wilmington, Delaware. "I run my own newsstand with the advantage that I have Borders behind me. Our corporate buyers have the foresight and experience to know what is going to be hot and to make sure we order sufficient copies."

 While Henry carries 800 magazines and periodicals which are available at all Borders stores, he also has the freedom to order hundreds of additional titles based on his knowledge of what his customers want. Henry's large in-store newsstand reflects a wide range of special interests, offering two magazines devoted to collecting Beanie Babies, one on hooking rugs, and others for train buffs, woodworkers, and on and on.

 His own current favorite is the Fortean Times. Charles Fort was an eccentric American writer and collector of anomalies. The pages of this magazine are filled with accounts of extraordinary events and possible explanations for them, a combination of science and silliness.

 Henry graduated from Temple University in Philadelphia with a degree in Anthropology, a great background for a job that certainly requires studying the diverse social and cultural orientations of the surrounding community.

 Stephen Geist, Henry's boss, says, "We hire intelligent, friendly people and we encourage them to be individuals. No uniforms, no cookie-cutter clerks. Because it is a great place to work, we are able to attract well-educated staff members like Henry. Henry is open to new ideas and that keeps his newsstand fresh and exciting. Just the way we want it to be!"

 Borders encourages browsing, offers coffee and desserts, and even features lectures, concerts, and workshops. With the "welcome mat" always out, Borders has become more than a megabookstore. It is a destination where people can relax and enjoy themselves. Henry always makes sure his newsstand looks inviting.

 Away from work, Henry studies Buddhist teachings and works with a Tibetan monk translating teachings into English. He has a special girlfriend and plans to be married next year.
                                                               - Margaret Barton

 FUND INFO . . .
 If you're looking for the most current insights of your research team about Brandywine, just call (800) 656-3017, and select #4. You'll hear a researcher offering a tidbit or two!

TOP TEN . . .
 There were many changes to your Top Ten industries this quarter as five new categories joined the group. Computers & Related, Apparel & Shoes, Communications, and Transportation & Related all saw purchases to once again bring them into the Top Ten, while Networking was an industry re-entering your portfolio this quarter.

 Leaving the Top Ten were Pharmaceuticals, Department Stores, Home/Office & Related, Insurance, and Electronics to make room for the new groups.

 Computers & Related fills the number two slot with 5.4 percent. Purchases and subsequent gains of nearly $4 million in Computer Sciences Corp., Diamond Multimedia Systems, and MicroTouch Systems helped fuel this group's growth.

 You added many Financial/Business Services companies this quarter to bring this group to the top spot at 10.7 percent compared to 6.5 percent in December. Large positions in Dime Bancorp, CMAC Investment Corporation, ContiFinancial Corporation, Cotelligent Group, Volt Information Sciences, Franchise Mortgage Acceptance, Staffmark, and Allied Capital Corporation were secured, and together have gained $5 million.

 3Com, Xircom, and Ascend Communications are once again part of your portfolio, bringing Networking to number seven. Ascend has already added $5 million.

TOP TEN INDUSTRY GROUPS
Financial/Business Services  (10.7%)
Computers & Related           (5.4%)
Specialty Retailing           (5.3%)
Apparel & Shoes               (4.1%)
Software                      (3.5%)
Communications                (3.1%)
Networking                    (2.8%)
Transportation & Related      (2.7%)
Leisure & Entertainment       (2.2%)
Oil/Gas Field Services        (1.8%)
All Others                   (14.7%)
Cash                         (43.7%)


ON THE CUTTING EDGE . . .
During the process of our investment research we often find remarkable developments, but the companies involved may not always meet our investment criteria. Their achievements are impressive nonetheless, and we thought you'd like to hear about them.

IMPROVED DRUG DELIVERY FOR ASTHMATICS
While vastly improved asthma drugs have been introduced in recent years, most must still be breathed in through small devices called metered-dose inhalers
(MDIs) that are tricky to use. Patients must coordinate their breathing with the pumping action -- a technique that 70 percent of asthmatics fail to master -- to ensure the right dosage. Aradigm Corp. has a smart alternative -
- an MDI with a built-in microprocessor, SmartMist. This device uses red and green indicator lights to guide a patient's breathing and dispenses the drug automatically once it senses the desired flow rate is reached. It also stores data on the patient's dosage and inhalation patterns, which can be downloaded by physicians to monitor treatment.

CLOSING THE GAP
Doctors use sutures and staples to close internal surgical wounds, but these products do not always seal leaks, especially with wounds near tissues under pressure such as lungs, spinal cord, and brain. Leaking wounds can lead to longer hospital stays, pain, and infection. Focal, Inc. makes liquid surgical sealants that are applied after a wound has been closed. About to be sold in Europe and now in trials in the U.S., the company's FocalSeal-L lung surgery sealant may revolutionize recovery from lung surgery. In the container, the water-based sealant is a thick liquid, but when exposed to light it quickly solidifies. The sealant stays flexible so that it can stretch with the tissue, and it is absorbed by the body after the wound heals.

THE TRANSISTOR TURNS FIFTY
The basic building block of all modern electronics was invented fifty years ago at Bell Telephone Laboratories on December 16, 1947. The transistor replaced vacuum tubes and serves as a switch that turns electrical current on and off and a device that can make signals, like a voice on the telephone, louder or softer. Without this gizmo there would be no electronic age. We would still be in the time when most important machines overheated, clanked, groaned, wobbled, and hissed. The strangest aspect of this indispensable and universal device is that you will never see it. It is too small!

CAPITAL GAINS UPDATE . . .
Planning your taxes? While the distribution for '98 is still six months away, we know some of you appreciate receiving the most current information on what we expect. As of March 31, 1998, the approximate amounts were:
                                     -----------

$1.93 in long term capital gains
$ .00 in short term capital gains (treated as ordinary income)
----
$1.93 total potential distribution per share as of 3/31/98

There remain net unrealized gains of $1.66.
                 --

ALL IS NOT ROSES . . .
During the quarter, thirteen of your stocks declined by more than $5 million apiece. Some of those stocks dipped because they were sold prior to the market's strength that occurred later in the quarter. The good news is more than twice that amount went up by more than $5 million.

Nordstrom dropped back after fears over lower same store sales for December and January. Tandy backtracked because of Comp USA reporting disappointing results. FIRSTPLUS Financial was hit by general concerns among the investment community about "gain on sale" accounting, and the potential impact lower oil prices would have on new business psychologically affected EVI Inc. and McDermott International.

Bristol Meyers Squibb, Xilinx, SCI Systems, Veritas DGC, and Tech Data were other backtrackers. It only took eight of your strong stocks to offset all thirteen of your decliners.

Capital One Financial was your top gainer, leaping $32 million. Best Buy increased $30 million, and Gap, fueled by stronger-than-expected same store sales early this year, was your third best with a $20 million increase.

Other big gainers, between $11 million to $16 million each, were Carnival Corp, Rite-Aid, and Sterling Software, all rising after beating street earnings estimates last quarter, along with Safeway, Fred Meyer, Fiserv, B.F. Goodrich, and Apple Computer.

Smaller gains, yet in excess of $8 million, were achieved by Staples, Maytag, Federal Mogul, Steris Corp., and J.B. Hunt Transportation.

     BRANDYWINE FUND, INC.
     STATEMENT OF NET ASSETS
     March 31, 1998
     (Unaudited)
                                                            QUOTED
                                                            MARKET
     SHARES                                       COST      VALUE
     ------                                       ----      ------

LONG-TERM INVESTMENTS - 56.3% (A)<F3>
COMMON STOCKS - 55.8% (A)<F3>
            APPAREL & SHOES - 4.1%
    40,000  The Buckle, Inc.*<F2>            $1,368,351    $2,005,000
    25,000  Candie's Inc.*<F2>                  172,500       203,125
    45,000  Cutter & Buck Inc.*<F2>           1,179,688     1,164,375
 1,378,900  Fruit of the Loom, Inc.*<F2>     44,708,724    42,228,812
   846,200  Intimate Brands, Inc.            16,528,685    22,900,711
 1,491,800  Jones Apparel Group, Inc.*<F2>   81,319,154    82,142,983
   207,700  Kenneth Cole Productions,
              Inc.*<F2>                       4,306,276     4,179,963
 1,171,800  Liz Claiborne, Inc.              57,091,793    58,443,525
   133,200  Payless ShoeSource, Inc.*<F2>     7,997,296    10,023,300
    67,500  Quiksilver, Inc.*<F2>             2,353,437     2,413,125
    25,000  Tarrant Apparel Group*<F2>          590,625       585,950
    77,000  Timberland Co.*<F2>               3,375,468     5,505,500
   919,800  Tommy Hilfiger Corporation*<F2>  53,846,541    55,245,947
   676,600  The Warnaco Group, Inc.          20,695,003    26,556,550
    35,000  The Wet Seal, Inc.*<F2>           1,321,250     1,323,455
                                            -----------   -----------
             .........                      296,854,791   314,922,321
THIS SECTOR IS 6.1% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.8%
    60,000  CSK Auto Corporation*<F2>         1,381,100     1,350,000
   108,000  Delco Remy International,
              Inc.*<F2>                       1,697,119     1,640,304
   714,900  Federal-Mogul Corp.              21,684,063    38,024,101
   248,600  SPX Corp.                        16,083,854    18,971,412
                                            -----------   -----------
                                             40,846,136    59,985,817
THIS SECTOR IS 46.9% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 0.9%
   964,500  Centex Corporation               35,784,060    36,771,563
    62,000  Comfort Systems USA, Inc.*<F2>    1,113,136     1,340,750
   463,400  D.R. Horton, Inc.                10,381,323     9,847,250
    69,600  Integrated Electrical
              Services, Inc.*<F2>             1,156,070     1,383,300
   285,400  Lennar Corporation                8,848,767     9,828,605
    51,900  Pulte Corporation                 2,383,663     2,413,350
   228,000  Quanta Services, Inc.*<F2>        2,702,655     3,776,364
    99,000  Service Experts, Inc.*<F2>        2,742,140     3,112,362
                                            -----------   -----------
                                            65,111,814     68,473,544
THIS SECTOR IS 5.2% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 3.1%
   175,000  Applied Signal Technology,
              Inc.*<F2>                      2,592,678      3,150,000
   623,100  General Cable Corporation       13,226,278     28,273,162
    45,000  Melita International
              Corporation*<F2>                 795,002        821,250
 1,463,000  Nokia Corp. "A" ADR            155,324,421    157,913,294
   705,500  SmarTalk Teleservices,
              Inc.*<F2>                     18,885,777     22,532,259
 1,200,200  Xylan Corporation*<F2>          28,146,843     29,254,875
                                           -----------   ------------
                                           218,970,999    241,944,840
THIS SECTOR IS 10.5% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 5.4%
 5,624,700  Bay Networks, Inc.             156,141,907    152,569,988
 3,809,400  Computer Sciences Corp.*<F2>   206,416,120    209,517,000
   505,000  Diamond Multimedia
              Systems, Inc.*<F2>             7,186,635      7,511,875
   183,800  IMNET Systems, Inc.*<F2>         3,572,447      4,135,500
   149,000  MicroTouch Systems, Inc.*<F2>    2,479,125      2,868,250
    51,300  PC Connection, Inc.*<F2>         1,086,383      1,090,125
   755,600  Premiere Technologies, Inc.*<F2>18,214,010     26,162,650
   264,400  STB Systems, Inc.*<F2>           5,854,917      5,288,000
   173,100  Telxon Corporation               4,367,812      4,587,150
                                           ------------   -----------
                                           405,319,356    413,730,538
THIS SECTOR IS 2.1% ABOVE YOUR FUND'S COST.

            COMPUTER SYSTEMS - 1.6%
 4,616,700  Apple Computer, Inc.           116,087,461    126,959,250
THIS SECTOR IS 9.4% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 1.4%
   437,600  Ames Department Stores, Inc.*<F2>8,706,341      9,244,300
   651,250  Family Dollar Stores, Inc.       8,769,730     24,747,500
 1,169,200  Fred Meyer, Inc.*<F2>           26,076,919     54,003,010
   445,600  Proffitt's Inc.*<F2>             5,052,446     16,153,000
   229,800  Value City Dept
              Stores Inc.*<F2>               3,290,923      3,892,352
                                           -----------    -----------
                                            51,896,359    108,040,162
THIS SECTOR IS 108.2% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.7%
   344,400  CellStar Corporation*<F2>       11,103,670     11,020,800
   370,500  Central Garden & Pet Co.*<F2>    9,334,037     14,472,841
    18,700  Insight Enterprises, Inc.*<F2>     752,675        759,688
   800,100  Tech Data Corp.*<F2>            36,158,718     30,803,850
   200,000  U.S. Home & Garden Inc.*<F2>     1,452,012      1,362,600
                                           -----------    -----------
             .........                      58,801,112     58,419,779
THIS SECTOR IS 0.6% BELOW YOUR FUND'S COST.

            ELECTRONICS - 0.2%
   375,000  Aeroflex Incorporated*<F2>      5,297,310      4,968,750
   188,900  Kuhlman Corp.                   7,093,042      9,197,163
   150,000  Rayovac Corporation*<F2>        2,100,000      3,534,450
                                           -----------    -----------
                                           14,490,352     17,700,363
THIS SECTOR IS 22.2% ABOVE YOUR FUND'S COST.

      FABRIC/TEXTILES - 0.3%
    45,700  Interface, Inc.                 1,833,961      1,899,429
    97,700  Tefron Ltd.*<F2>                2,071,961      2,381,438
   398,000  Unifi, Inc.                    12,696,916     14,825,500
    50,000  WestPoint Stevens, Inc.*<F2>    1,349,690      1,431,250
                                           -----------    -----------
             .........                     17,952,528     20,537,617
THIS SECTOR IS 14.4% ABOVE YOUR FUND'S COST.

      FINANCIAL/BUSINESS SERVICES - 10.7%
   752,100  AccuStaff Incorporated*<F2>    25,093,497     25,947,450
   152,000  Advance Paradigm, Inc.*<F2>     4,510,835      6,023,000
    65,300  ADVO, Inc.                      1,804,684      1,803,912
   151,000  Allied Capital Corporation      3,832,367      4,180,888
   719,900  AmeriCredit Corp.*<F2>         13,146,446     19,797,250
   940,300  AMRESCO, Inc.                  25,856,337     30,794,825
   768,100  Avis Rent A Car, Inc.*<F2>     26,404,640     24,915,628
   438,800  BA Merchant Services Inc.*<F2>  6,608,014      7,953,250
 1,304,100  Capital One Financial Corp.    61,405,583    102,860,887
   291,100  CMAC Investment Corporation    19,157,396     19,430,925
    73,900  Consolidated Graphics,
              Inc.*<F2>                     1,766,412      4,276,962
   804,000  Consolidated Capital
              Corporation*<F2>             16,080,000     20,200,500
   397,400  ContiFinancial Corporation*<F2>11,737,733     12,120,700
   161,000  Cotelligent Group, Inc.*<F2>    2,953,962      4,769,625
 1,770,600  Dime Bancorp, Inc.             52,723,596     53,229,548
   425,300  Dollar Thrifty Automotive
             Group, Inc.*<F2>               9,962,739      9,569,250
   517,200  Finova Group, Inc.             24,260,819     30,450,150
   581,100  First Union Corporation (N.C.) 28,338,846     32,977,425
   773,700  Fiserv, Inc.*<F2>              30,659,320     49,033,238
   115,000  Franchise Mortgage Acceptance
             Co. LLC*<F2>                   2,067,500      2,889,375
    35,000  Gilman & Ciocia, Inc.*<F2>        460,625        450,625
   352,400  Group Maintenance America
              Corp.*<F2>                    4,978,496      5,968,775
    85,000  Headlands Mortgage Company*<F2> 1,302,811      1,442,365
    95,800  Hooper Holmes, Inc.             1,265,088      2,047,725
   198,000  Leasing Solutions, Inc.*<F2>    4,624,444      5,556,474
    60,000  Medallion Financial Corp.*<F2>  1,636,250      1,627,500
    87,400  StaffMark, Inc.*<F2>            2,861,007      3,583,400
    75,000  SunSource Inc.                  2,118,750      2,198,475
   146,400  Volt Information Sciences,
              Inc.*<F2>                     8,005,803      8,161,800
   120,600  VWR Scientific Products Corp.   2,817,437      4,258,748
    60,700  Waddell & Reed Financial,
              Inc.*<F2>                     1,449,760      1,578,200
 7,584,000  WorldCom, Inc.*<F2>           331,335,127    326,589,792
                                          -----------    -----------
             .........                    731,226,324    826,688,667
THIS SECTOR IS 13.1% ABOVE YOUR FUND'S COST.

      FOOD/RESTAURANTS - 1.0%
 1,004,800  Apple South, Inc.              13,959,626     14,884,102
   122,700  Buffets, Inc.*<F2>              1,646,772      1,687,125
 1,170,620  CKE Restaurants, Inc.          28,333,689     43,020,285
   651,100  Food Lion, Inc. CL B            6,955,678      7,141,916
    25,000  O'Charleys Inc.*<F2>              493,750        531,250
       600  Ruby Tuesday, Inc.                 18,299         18,900
   343,800  ShowBiz Pizza Time, Inc.*<F2>   7,941,039     11,453,010
                                          -----------    -----------
             .........                     59,348,853     78,736,588
THIS SECTOR IS 32.7% ABOVE YOUR FUND'S COST.

      HEALTHCARE & RELATED - 1.4%
    75,000  Centennial HealthCare
              Corp.*<F2>                    1,725,625      1,884,375
 1,484,200  Columbia/HCA Healthcare Corp.  46,881,325     47,865,450
   514,700  HEALTHSOUTH Corp.*<F2>         13,757,985     14,444,026
 1,020,700  Integrated Health Services,
              Inc. ...                     39,567,223     40,126,779
   332,200  NovaCare, Inc.*<F2>             4,515,848      4,941,475
    88,900  PHP Healthcare Corp.*<F2>       1,485,191      1,466,850
                                          -----------    -----------
             .........                    107,933,197    110,728,955
THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

      HOME/OFFICE & RELATED - 1.4%
   100,000  Daisytek International
              Corporation*<F2>              2,450,000      2,437,500
   185,000  Furniture Brands
              International, Inc.*<F2>      4,655,890      5,954,780
   172,300  Knoll, Inc.*<F2>                6,135,190      6,644,405
   100,000  LADD Furniture, Inc.            2,251,562      2,400,000
   376,000  Mail-Well, Inc.*<F2>           13,794,740     14,241,000
   881,100  Maytag Corp.                   27,998,948     42,128,034
   272,400  Herman Miller, Inc.             6,035,826      9,133,845
   394,800  Mohawk Industries, Inc.*<F2>   10,147,158     12,436,200
    95,200  Steelcase Inc.                  2,864,647      3,474,800
   385,200  Windmere-Durable Holdings Inc. 10,716,434     10,015,200
                                          -----------    -----------
                                           87,050,395    108,865,764
THIS SECTOR IS 25.1% ABOVE YOUR FUND'S COST.

          INSURANCE - 0.6%
   415,000  Amerin Corporation*<F2>        11,441,056     12,501,875
   205,800  Century Business Services,
              Inc.*<F2>                     3,558,482      3,640,190
   441,100  Conseco, Inc.                  22,830,169     24,977,288
   142,000  Fidelity National
              Financial, Inc.               4,207,125      5,218,500
                                          -----------    -----------
                                           42,036,832     46,337,853
THIS SECTOR IS 10.2% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 2.2%
   357,000  Action Performance Companies
              Inc.*<F2>                    13,009,720     12,562,116
    76,500  American Coin Merchandising,
              Inc.*<F2>                     1,367,438      1,530,000
   601,200  CapStar Hotel Company*<F2>     21,435,459     20,854,426
 1,156,900  Carnival Corporation           55,587,915     80,693,775
 1,128,800  Fairfield Communities,
              Inc.*<F2>                    13,044,162     24,904,714
    62,400  Hospitality Worldwide
              Services*<F2>                   639,600        612,331
   107,000  Midway Games Inc.*<F2>          2,543,044      2,454,366
   116,000  Royal Caribbean Cruises Ltd.    5,858,637      8,127,308
   630,000  Servico, Inc.*<F2>.             9,144,000     13,308,750
    81,000  West Marine, Inc.*<F2>          2,335,470      2,359,125
                                          -----------    -----------
                                          124,965,445    167,406,911
THIS SECTOR IS 34.0% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SERVICES - 0.9%
   423,800  Cooper Companies, Inc.         13,475,761     17,985,224
   682,200  ESC Medical Systems Ltd.*<F2>  23,457,554     23,962,275
   227,000  Lifecore Biomedical, Inc.*<F2>  5,190,892      5,306,125
    13,300  Mentor Corporation                349,908        367,413
    85,000  Nutraceutical International
              Corp.*<F2>                    1,665,197      1,870,000
   130,000  Ocular Sciences, Inc.*<F2>      3,972,937      4,143,750
    41,400  Quest Diagnostics
              Incorporated*<F2>               679,685        696,058
   276,500  Twinlab Corporation*<F2>        8,652,344     11,198,250
   146,700  VISX, Inc.*<F2>                 4,227,156      3,667,500
                                          -----------    -----------
                                           61,671,434     69,196,595
THIS SECTOR IS 12.2% ABOVE YOUR FUND'S COST.

            NETWORKING - 2.8%
 1,868,800  3Com Corp.*<F2>                68,583,609     67,160,934
 3,894,200  Ascend Communications,
              Inc.*<F2>                   142,286,307    147,492,825
    50,000  Xircom, Inc.*<F2>                 712,500        690,650
                                          -----------    -----------
             ...................          211,582,416    215,344,409
THIS SECTOR IS 1.8% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 1.8%
   578,100  Halliburton Company            30,258,083     29,013,683
   233,500  J. Ray McDermott, S.A.*<F2>     6,306,270      9,836,187
   344,600  McDermott International, Inc.  14,381,485     14,236,460
 1,609,500  Noble Drilling Corporation*<F2>51,079,664     49,191,149
   661,000  Transocean Offshore Inc.       35,562,518     34,000,518
                                           -----------    -----------
                                          137,588,020    136,277,997
THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

      PHARMACEUTICALS - 0.4%
   102,300  IMPATH, Inc.*<F2>               3,476,381      3,912,975
    97,100  Kendle International Inc.*<F2>  1,447,354      2,257,575
   442,000  Medicis Pharmaceutical
              Corp.*<F2>                   18,759,100     19,282,250
   125,000  SangStat Medical
             Corporation*<F2>               3,812,500      3,984,375
                                          -----------    -----------
                                           27,495,335     29,437,175
THIS SECTOR IS 7.1% ABOVE YOUR FUND'S COST.

      REAL ESTATE OPERATIONS - 0.1%
   458,000  Bluegreen Corporation           3,645,366      3,835,750
    40,000  Trammell Crow Company*<F2>        918,700      1,140,000
                                          -----------    -----------
             .........                      4,564,066      4,975,750
THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

      SEMICONDUCTOR & RELATED - 1.4%
   449,000  3Dlabs Inc., Ltd.*<F2>         10,667,454     10,944,375
   838,400  Altera Corporation*<F2>        35,185,942     31,649,600
   130,000  ATMI Inc.*<F2>                  3,856,429      3,932,500
   368,000  Cree Research, Inc.*<F2>        6,729,588      6,118,000
   442,200  DSP Communications, Inc.*<F2>   7,061,684      7,545,259
    50,000  Flextronics International
              Ltd.*<F2>                     1,968,750      2,159,400
   274,400  Integrated Device Technology,
              Inc.*<F2>                     3,984,130      3,858,887
   230,000  SanDisk Corporation*<F2>        5,768,184      5,721,250
   248,800  Semtech Corp.*<F2>              6,821,158      6,344,400
   825,400  Xilinx, Inc.*<F2>              37,003,711     30,901,325
                                          -----------    -----------
             .........                    119,047,030    109,174,996
THIS SECTOR IS 8.3% BELOW YOUR FUND'S COST.

      SOFTWARE - 3.5%
   568,500  Acclaim Entertainment,
              Inc.*<F2>                     3,807,194      3,766,312
    35,000  Applied Voice Technology,
              Inc.*<F2>                     1,293,850      1,365,000
    75,000  Ardent Software, Inc.*<F2>        881,955      1,087,500
    88,700  Avant! Corporation*<F2>         1,782,142      1,851,612
   213,500  AXENT Technologies, Inc.*<F2>   6,282,506      6,511,750
   330,000  Boole & Babbage, Inc.*<F2>      7,782,500      8,085,000
   464,500  Citrix Systems, Inc.*<F2>      19,544,554     25,170,326
   120,900  Cognos Inc.*<F2>                3,287,163      3,407,929
   900,000  Computer Associates
              International, Inc.          50,462,845     51,975,000
   127,300  DataWorks Corporation*<F2>      2,920,713      3,357,538
   658,100  Electronic Arts Inc.*<F2>      17,504,659     30,889,898
   173,000  The Learning Company, Inc.*<F2> 3,859,821      4,000,625
   421,600  Mercury Interactive
              Corporation*<F2>              9,493,140     15,388,400
   175,000  Omtool, Ltd.*<F2>               1,999,063      2,450,000
   234,500  Peerless Systems Corp.*<F2>     4,224,954      4,221,000
   318,000  Platinum Software
              Corporation*<F2>              5,591,140      7,393,500
   107,900  QuadraMed Corporation*<F2>      1,782,580      3,601,163
   250,000  Software AG Systems, Inc.*<F2>  2,500,000      6,625,000
   692,500  Sterling Software, Inc.*<F2>   21,728,736     39,126,250
   476,000  Structural Dynamics
              Research Corp.*<F2>          11,682,426     11,840,500
 1,455,300  Symantec Corp.*<F2>            25,643,287     39,202,871
                                          -----------    -----------
             .........                    204,055,228    271,317,174
THIS SECTOR IS 33.0% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 5.3%
   100,000  American Eagle Outfitters,
              Inc.*<F2>                     4,100,000      4,400,000
   769,200  Borders Group, Inc.*<F2>       13,673,533     26,201,260
   225,000  Brylane, Inc.*<F2>             10,350,000     12,614,175
   436,700  Casey's General Stores, Inc.    6,831,224      6,987,200
   757,800  Claire's Stores, Inc.          15,607,340     17,382,416
   240,000  Cost Plus, Inc. -
              California*<F2>               7,374,421      7,627,440
   472,900  Dress Barn, Inc.*<F2>           6,551,235     13,595,875
   144,000  Eagle Hardware & Garden,
              Inc.*<F2>                     2,509,718      2,538,000
    11,800  French Fragrances Inc.*<F2>       167,817        200,600
   402,500  Hollywood Entertainment
              Corp.*<F2>                    5,173,494      5,635,000
   235,000  Let's Talk Cellular &
              Wireless, Inc.*<F2>           3,046,704      4,200,625
   701,600  Pier 1 Imports, Inc.           13,661,337     19,030,900
 2,788,800  Rite Aid Corp.                 64,166,904     95,516,400
 2,929,200  Safeway Inc.*<F2>              87,612,002    108,198,790
   148,000  Stage Stores, Inc.*<F2>         2,815,758      7,640,500
 3,030,300  Staples, Inc.*<F2>             45,896,723     70,266,596
   554,700  Sunglass Hut
              International, Inc.*<F2>      5,159,196      5,824,350
                                          -----------    -----------
             .........                    294,697,406    407,860,127
THIS SECTOR IS 38.4% ABOVE YOUR FUND'S COST.

      TRANSPORTATION & RELATED - 2.7%
   539,200  ASA Holdings, Inc.             21,017,999     19,849,570
   117,500  Atlantic Coast Airlines
              Inc.*<F2>                     1,865,574      5,640,000
   172,800  Coach USA, Inc.*<F2>            7,668,512      7,516,800
 1,221,500  Continental Airlines, Inc.
              Cl B*<F2>                    72,183,141     71,840,079
   330,000  Covenant Transport, Inc.*<F2>   5,238,750      7,228,980
   704,400  J.B. Hunt Transport
              Services, Inc.               11,722,664     20,031,727
 1,205,700  Kansas City Southern
              Industries, Inc.             52,572,849     53,050,800
   375,000  Mesa Air Group, Inc.*<F2>       3,263,747      3,445,500
   549,000  MotivePower Industries,
              Inc.                          7,839,750     15,166,125
    47,700  M.S. Carriers, Inc.*<F2>        1,178,938      1,615,838
                                          -----------    -----------
                                          184,551,924    205,385,419
THIS SECTOR IS 11.3% ABOVE YOUR FUND'S COST.

      MISCELLANEOUS - 1.1%
   462,750  AAR Corp.                      11,490,189     12,609,937
 1,133,200  The B.F. Goodrich Company      47,176,744     57,864,592
   166,400  Carpenter Technology Corp.      8,197,563      8,985,600
   175,100  Dycom Industries, Inc.*<F2>     3,419,973      4,913,831
   126,200  ITEQ, Inc.*<F2>                 1,580,914      1,798,350
                                          -----------    -----------
                                           71,865,383     86,172,310
THIS SECTOR IS 19.9% ABOVE YOUR FUND'S COST.

            Total common stocks         3,756,010,196  4,304,620,921

REITS - 0.5% (A)<F3>
   636,300  Brandywine Realty Trust        15,179,070     15,152,212
   271,100  Glenborough Realty Trust,
              Inc. ...                      6,849,584      7,895,788
   322,900  JDN Realty Corporation         10,740,372     11,039,305
                                           -----------    -----------
             .........                     32,769,026     34,087,305
THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

WARRANTS - 0.0% (A)<F3>
        43  Sound Advice, Inc.*<F2>
             Warrant, 06/14/99                      0              0
                                        -------------  -------------
            Total long-term investments 3,788,779,222  4,338,708,226

Principal Amount
----------------
SHORT-TERM INVESTMENTS - 47.8% (A)<F3>
            COMMERCIAL PAPER - 47.8%
$25,000,000 American Express Credit Corp.,
              discount of 5.58%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  Baker Hughes Inc.,
              discount of 6.00%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  Cargill Financial Markets,
              discount of 6.05%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  General Electric Co.,
              discount of 6.00%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  The Goldman Sachs Group, LP,
              discount of 6.00%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  John Hancock Capital Corp.,
              discount of 6.05%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  MCI Communications Corp. BE,
              discount of 6.05%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  New England Ed Mktg Corp.,
              discount of 6.00%;
              due 04/01/98                 25,000,000     25,000,000
25,000,000  New Center Asset Trust,
              discount of 6.05%;
              due 04/01/98                 25,000,000     25,000,000
$25,000,000 American Express Credit Corp.,
              discount of 5.57%;
              due 04/02/98                 24,996,132     24,996,132
50,000,000  HFC Domestic,
              discount of 5.58%;
              due 04/02/98                 49,992,250     49,992,250
25,000,000  Salomon Smith Barney,
              discount of 5.55%;
              due 04/02/98                 24,996,146     24,996,146
25,000,000  Texaco Inc.,
              discount of 5.54%;
              due 04/02/98                 24,996,153     24,996,153
25,000,000  American General Finance Corp.,
              discount of 5.53%;
              due 04/03/98                 24,992,319     24,992,319
25,000,000  Ford Credit Europe PLC,
              discount of 5.55%;
              due 04/03/98                 24,992,292     24,992,292
25,000,000  Ford Credit Europe PLC,
              discount of 5.54%;
              due 04/03/98                 24,992,306     24,992,306
25,000,000  General Electric Capital Corp.,
              discount of 5.57%;
              due 04/03/98                 24,992,264     24,992,264
25,000,000  General Motors Acceptance Corp.,
              discount of 5.56%;
              due 04/03/98                 24,992,278     24,992,278
25,000,000  The Goldman Sachs Group, LP,
              discount of 5.58%;
              due 04/03/98                 24,992,250     24,992,250
21,000,000  Merrill Lynch,
              discount of 5.55%;
              due 04/03/98                 20,993,525     20,993,525
25,000,000  New Center Asset Trust,
              discount of 5.59%;
              due 04/03/98                 24,992,236     24,992,236
50,000,000  Sears Roebuck Acceptance Corp.,
              discount of 5.55%;
              due 04/03/98                 49,984,583     49,984,583
25,000,000  Salomon Smith Barney,
              discount of 5.56%;
              due 04/03/98                 24,992,278     24,992,278
25,000,000  American General Finance Corp.,
              discount of 5.54%;
              due 04/06/98                 24,980,764     24,980,764
50,000,000  Bell Atlantic Network Funding,
              discount of 5.55%;
              due 04/06/98                 49,961,458     49,961,458
50,000,000  Chrysler Financial,
              discount of 5.55%;
              due 04/06/98                 49,961,458     49,961,458
25,000,000  Commercial Credit Company,
              discount of 5.54%;
              due 04/06/98                 24,980,764     24,980,764
25,000,000  Ford Credit Europe PLC,
              discount of 5.54%;
              due 04/06/98                 24,980,764     24,980,764
25,000,000  GTE Funding Inc.,
              discount of 5.55%;
              due 04/06/98                 24,980,729     24,980,729
50,000,000  HFC Domestic,
              discount of 5.56%;
              due 04/06/98                 49,961,389     49,961,389
50,000,000  Texaco Inc.,
              discount of 5.54%;
              due 04/06/98                 49,961,528     49,961,528
25,000,000  American General Corp.,
              discount of 5.55%;
              due 04/07/98                 24,976,875     24,976,875
25,000,000  Chrysler Financial,
              discount of 5.56%;
              due 04/07/98                 24,976,833     24,976,833
50,000,000  First Data Corp.,
              discount of 5.54%;
              due 04/07/98                 49,953,833     49,953,833
25,000,000  Georgia Power Co.,
              discount of 5.53%;
              due 04/07/98                 24,976,958     24,976,958
$25,000,000 General Electric Capital Corp.,
              discount of 5.57%;
              due 04/07/98                 24,976,792     24,976,792
25,000,000  General Motors Acceptance Corp.,
              discount of 5.54%;
              due 04/07/98                 24,976,917     24,976,917
50,000,000  IBM Credit Corp.,
              discount of 5.53%;
              due 04/07/98                 49,953,917     49,953,917
46,000,000  Merrill Lynch,
              discount of 5.55%;
              due 04/07/98                 45,957,450     45,957,450
25,000,000  Salomon Smith Barney,
              discount of 5.56%;
              due 04/07/98                 24,976,833     24,976,833
25,000,000  American General Corp.,
              discount of 5.54%;
              due 04/08/98                 24,973,069     24,973,069
25,000,000  Associates First Capital Corp.,
              discount of 5.54%;
              due 04/08/98                 24,973,069     24,973,069
25,000,000  Bell Atlantic Financial Services,
              discount of 5.53%;
              due 04/08/98                 24,973,118     24,973,118
50,000,000  Beneficial Corporation,
              discount of 5.55%;
              due 04/08/98                 49,946,042     49,946,042
25,000,000  Budget Funding Corp.,
              discount of 5.55%;
              due 04/08/98                 24,973,021     24,973,021
25,000,000  General Motors Acceptance Corp.,
              discount of 5.54%;
              due 04/08/98                 24,973,069     24,973,069
25,000,000  JC Penney Funding,
              discount of 5.54%;
              due 04/08/98                 24,973,069     24,973,069
25,000,000  Morgan Stanley Dean Witter Discover,
              discount of 5.55%;
              due 04/08/98                 24,973,021     24,973,021
25,000,000  Sears Reobuck Acceptance Corp.,
              discount of 5.55%;
              due 04/08/98                 24,973,021     24,973,021
25,000,000  Salomon Smith Barney,
              discount of 5.55%;
              due 04/08/98                 24,973,021     24,973,021
25,000,000  Texaco Inc.,
              discount of 5.54%;
              due 04/08/98                 24,973,069     24,973,069
50,000,000  Beneficial Corporation,
              discount of 5.53%;
              due 04/09/98                 49,938,556     49,938,556
25,000,000  Budget Funding Corp.,
              discount of 5.55%;
              due 04/09/98                 24,969,167     24,969,167
25,000,000  GE Financial Assurance,
             discount of 5.55%;
              due 04/09/98                 24,969,167     24,969,167
25,000,000  General Motors Acceptance Corp.,
             discount of 5.54%;
              due 04/09/98                 24,969,222     24,969,222
25,000,000  GTE Funding Inc.,
             discount of 5.55%;
              due 04/09/98                 24,969,167     24,969,167
25,000,000  GTE Funding Inc.,
             discount of 5.54%;
              due 04/09/98                 24,969,222     24,969,222
25,000,000  John Hancock Capital Corp.,
              discount of 5.54%;
              due 04/09/98                 24,969,222     24,969,222
25,000,000  JC Penney Funding,
              discount of 5.54%;
              due 04/09/98                 24,969,222     24,969,222
25,000,000  Morgan Stanley Dean Witter Discover,
              discount of 5.55%;
              due 04/09/98                 24,969,167     24,969,167
25,000,000  Texaco Inc.,
              discount of 5.53%;
              due 04/09/98                 24,969,278     24,969,278
$25,000,000 Associates First Capital Corp.,
              discount of 5.55%;
              due 04/13/98                 24,953,750     24,953,750
50,000,000  Bell Atlantic Financial Services,
              discount of 5.55%;
              due 04/13/98                 49,907,500     49,907,500
20,000,000  Chevron Transport Company,
              discount of 5.53%;
              due 04/13/98                 19,963,133     19,963,133
50,000,000  General Motors Acceptance Corp.,
              discount of 5.53%;
              due 04/13/98                 49,907,833     49,907,833
50,000,000  HFC Domestic,
              discount of 5.53%;
              due 04/13/98                 49,907,833     49,907,833
25,000,000  IBM Credit Corp.,
              discount of 5.53%;
              due 04/13/98                 24,953,917     24,953,917
25,000,000  JC Penney Funding,
              discount of 5.54%;
              due 04/13/98                 24,953,833     24,953,833
25,000,000  Salomon Smith Barney,
              discount of 5.53%;
              due 04/13/98                 24,953,917     24,953,917
25,000,000  Texaco Inc.,
              discount of 5.52%;
              due 04/13/98                 24,954,000     24,954,000
25,000,000  Aetna Services Inc.,
              discount of 5.62%;
              due 04/14/98                 24,949,264     24,949,264
25,000,000  American General Financial Services,
              discount of 5.52%;
              due 04/14/98                 24,950,167     24,950,167
25,000,000  Beneficial Corporation,
              discount of 5.52%;
              due 04/14/98                 24,950,167     24,950,167
25,000,000  Commercial Credit Company,
              discount of 5.53%;
              due 04/14/98                 24,950,076     24,950,076
25,000,000  First Data Corp.,
              discount of 5.57%;
              due 04/14/98                 24,949,715     24,949,715
25,000,000  IBM Credit Corp.,
              discount of 5.53%;
              due 04/14/98                 24,950,076     24,950,076
25,000,000  JC Penney Funding,
              discount of 5.54%;
              due 04/14/98                 24,949,986     24,949,986
50,000,000  Sears Roebuck Acceptance Corp.,
              discount of 5.55%;
              due 04/14/98                 49,899,792     49,899,792
20,000,000  Transamerica Financial,
              discount of 5.53%;
              due 04/14/98                 19,960,061     19,960,061
25,000,000  American Express Credit Corp.,
              discount of 5.52%;
              due 04/15/98                 24,946,333     24,946,333
50,000,000  Banc One Funding Corp.,
              discount of 5.53%;
              due 04/15/98                 49,892,472     49,892,472
25,000,000  Chrysler Financial,
              discount of 5.53%;
              due 04/15/98                 24,946,236     24,946,236
50,000,000  Merrill Lynch,
              discount of 5.55%;
              due 04/15/98                 49,892,083     49,892,083
25,000,000  PHH Corp.,
              discount of 5.53%;
              due 04/15/98                 24,946,236     24,946,236
25,000,000  Transamerica Financial,
              discount of 5.52%;
              due 04/15/98                 24,946,333     24,946,333
25,000,000  Aetna Services Inc.,
              discount of 5.62%;
              due 04/16/98                 24,941,458     24,941,458
25,000,000  Beneficial Corporation,
              discount of 5.53%;
              due 04/16/98                 24,942,396     24,942,396
$10,000,000 Chevron Transport Company,
              discount of 5.53%;
              due 04/16/98                  9,976,958      9,976,958
25,000,000  Ford Credit,
              discount of 5.53%;
              due 04/16/98                 24,942,396     24,942,396
50,000,000  Ford Motor Credit Co of Puerto Rico,
              discount of 5.53%;
              due 04/16/98                 49,884,792     49,884,792
48,000,000  GE Financial Assurance,
              discount of 5.55%;
              due 04/16/98                 47,889,000     47,889,000
25,000,000  Great Lakes Chemical,
              discount of 5.54%;
              due 04/16/98                 24,942,292     24,942,292
50,000,000  Lehman Brothers Holdings,
              discount of 5.58%;
              due 04/16/98                 49,883,750     49,883,750
50,000,000  Chrysler Financial,
              discount of 5.55%;
              due 04/17/98                 49,876,667     49,876,667
25,000,000  Ford Credit Europe PLC,
              discount of 5.53%;
              due 04/17/98                 24,938,556     24,938,556
25,000,000  Great Lakes Chemical,
              discount of 5.55%;
              due 04/17/98                 24,938,333     24,938,333
25,000,000  Lucent Technologies Inc.,
              discount of 5.57%;
              due 04/17/98                 24,938,111     24,938,111
50,000,000  New York Life Capital Corp.,
              discount of 5.52%;
              due 04/17/98                 49,877,333     49,877,333
25,000,000  Sears Roebuck Acceptance Corp.,
              discount of 5.54%;
              due 04/17/98                 24,938,444     24,938,444
25,000,000  Salomon Smith Barney,
              discount of 5.56%;
              due 04/17/98                 24,938,222     24,938,222
25,000,000  The Allstate Corp.,
              discount of 5.52%;
              due 04/20/98                 24,927,167     24,927,167
50,000,000  Ford Credit,
              discount of 5.53%;
              due 04/20/98                 49,854,069     49,854,069
50,000,000  JC Penney Funding,
              discount of 5.55%;
              due 04/20/98                 49,853,542     49,853,542
50,000,000  Prudential Funding Corp.,
              discount of 5.53%;
              due 04/20/98                 49,854,069     49,854,069
25,000,000  Sears Roebuck Acceptance Corp.,
              discount of 5.55%;
              due 04/20/98                 24,926,771     24,926,771
25,000,000  Florida Power & Light Group Capital,
              discount of 5.53%;
              due 04/21/98                 24,923,194     24,923,194
25,000,000  JC Penney Funding,
              discount of 5.54%;
              due 04/21/98                 24,923,056     24,923,056
25,000,000  MCI Communications Corp. BE,
              discount of 5.55%;
              due 04/21/98                 24,922,917     24,922,917
25,000,000  Sears Roebuck Acceptance Corp.,
              discount of 5.54%;
              due 04/21/98                 24,923,056     24,923,056
25,000,000  Salomon Smith Barney,
              discount of 5.54%;
              due 04/21/98                 24,923,056     24,923,056
25,000,000  Associates First Capital Corp.,
              discount of 5.55%;
              due 04/22/98                 24,919,063     24,919,063
$25,000,000 CIT Group,
              discount of 5.53%;
              due 04/22/98                 24,919,354     24,919,354
25,000,000  GTE Funding Inc.,
              discount of 5.57%;
              due 04/22/98                 24,918,771     24,918,771
25,000,000  MCI Communications Corp. BE,
              discount of 5.55%;
              due 04/22/98                 24,919,063     24,919,063
50,000,000  Associates First Capital Corp.,
              discount of 5.55%;
              due 04/23/98                 49,830,417     49,830,417
20,000,000  Commercial Credit Company,
              discount of 5.55%;
              due 04/23/98                 19,932,167     19,932,167
25,000,000  Eastman Kodak Company,
              discount of 5.52%;
              due 04/23/98                 24,915,667     24,915,667
50,000,000  General Motors Corp.,
              discount of 5.58%;
              due 04/24/98                 49,821,750     49,821,750
25,000,000  GTE Funding Inc.,
              discount of 5.57%;
              due 04/24/98                 24,911,035     24,911,035
50,000,000  CIT Group,
              discount of 5.54%;
              due 04/27/98                 49,799,944     49,799,944
25,000,000  CIT Group,
              discount of 5.54%;
              due 04/28/98                 24,896,125     24,896,125
10,000,000  Chevron Transport Company,
              discount of 5.54%;
              due 05/01/98                  9,953,833      9,953,833
                                        -------------  -------------
            Total commercial paper      3,688,881,760  3,688,881,760

            VARIABLE RATE DEMAND NOTES - 0.0%
 1,474,878  General Mills, Inc.             1,474,878      1,474,878
                                        -------------  -------------
            Total short-term
              investments               3,690,356,638  3,690,356,638
                                        -------------  -------------
            Total investments          $7,479,135,860  8,029,064,864
                                        -------------
                                        -------------
            Liabilities, less cash and
            receivables (4.1%) (A)<F3>                  (314,093,288)
                                                      --------------

             NET ASSETS                               $7,714,971,576
                                                      --------------
                                                      --------------

            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($7,714,971,576 /242,862,229
            shares outstanding)                               $31.77
                                                              ------
                                                              ------

  *<F2>Non-income producing security.
  (a)<F3>Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the Period Ended March 31, 1998
                                  (Unaudited)
INCOME:
    Dividends................................$    12,684,686
    Interest......................................88,670,400
                                             ---------------
       Total income..............................101,355,086
                                             ---------------

EXPENSES:
    Management fees...............................42,832,650
    Printing and postage expense.....................408,690
    Transfer agent fees..............................407,732
    Custodian fees....................................341,91
    Registration fees................................292,929
    Administrative services..........................216,500
    Professional fees.................................27,559
    Other expenses....................................68,180
       Total expenses.............................44,596,150
                                             ---------------
NET INVESTMENT INCOME   ..........................56,758,936
                                             ---------------
NET REALIZED GAIN ON INVESTMENTS   ..............420,796,576
NET DECREASE IN UNREALIZED APPRECIATION
  ON INVESTMENTS   ..........................(1,630,365,844)
                                             ---------------
NET LOSS ON INVESTMENTS   ...................(1,209,569,268)
                                             ---------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS  ..............................($1,152,810,332)
                                             ---------------
                                             ---------------


                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Period Ended March 31, 1998 (Unaudited)
                   and For the Year Ended September 30, 1997

                                                  1998           1997
                                                  ----           ----
Operations:
    Net investment income (loss)..........$    56,758,936    $ (20,584,042)
    Net realized gain on investments..........420,796,576     1,613,667,150
    Net (decrease) increase in unrealized
      appreciation on investments.........(1,630,365,844)       981,427,330
       ...................................---------------   ---------------
       Net (decrease) increase in net
         assets resulting from operations.(1,152,810,332)     2,574,510,438
       ...................................---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized
      gains ($7.0234273 and $1.347376
      per share, respectively)............(1,544,738,562)    (250,675,102)*<F4>
       ...................................---------------   ---------------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued
      (37,085,349 and 57,592,561 shares,
      respectively).........................1,237,540,299     2,068,244,776
    Net asset value of shares issued
      in distributions (45,515,656 and
      7,103,901 shares, respectively).......1,441,480,822       233,833,825
    Cost of shares redeemed (56,836,222
      and 31,524,981 shares, respectively)(1,799,224,727)   (1,131,490,538)
       ...................................---------------   ---------------
       Net increase in net assets derived
         from Fund share activities...........879,796,394     1,170,588,063
       ...................................---------------   ---------------
       TOTAL (DECREASE) INCREASE   ....... (1,817,752,500)    3,494,423,399

NET ASSETS AT THE BEGINNING OF THE PERIOD   9,532,724,076     6,038,300,677
       ...................................---------------   ---------------
NET ASSETS AT THE END OF THE PERIOD
  (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $56,758,936
  AND 0, RESPECTIVELY) ...................$ 7,714,971,576   $ 9,532,724,076
       ...................................---------------   ---------------
       ...................................---------------   ---------------

*<F4>Total distribution includes $65,792,910 of ordinary income, of which 37% is eligible for the corporate dividends received deduction.

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                      For the period
                                      ended March 31,
                                            1998                Years Ended September 30,
                                          Unaudited       1997       1996       1995        1994         1993
                                          ---------       ----       ----       ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year          $43.91      $32.83       $33.92    $24.77       $28.04      $19.36
Income from investment operations:
Net investment (loss) income                  0.26        (0.07)(1)   (0.08)(1)(0.10)         0.03      (0.02)
                                                                <F5>       <F5>
Net realized and unrealized gains
  (losses) on investments                   (5.38)       12.50         2.83     10.70       (0.43)        9.25
Total from investment operations            (5.12)       12.43         2.75     10.60       (0.40)        9.23
Less distributions
    Dividends from net investment
      income                                    --          --           --        --           --      (0.01)
    Distributions from net realized
      gains                                 (7.02)      (1.35)       (3.84)    (1.45)          (2.87)   (0.54)
Total from distributions                    (7.02)      (1.35)       (3.84)    (1.45)          (2.87)   (0.55)
Net asset value, end of year                $31.77      $43.91       $32.83    $33.92          $24.77   $28.04
Total Investment Return                    (11.6%)       39.3%        10.0%     45.5%          (1.4%)    48.6%
Ratios/Supplemental Data:
Net assets, end of year
  (in 000's $)                           7,714,972   9,532,724    6,038,301  4,137,484   2,240,554   1,413,253
Ratio of expenses to average
  net assets                                1.04%+<F7>   1.04%        1.06%     1.07%        1.09%       1.08%
Ratio of net investment (loss) income
    to average net assets                    1.3%+<F7>   (0.3%)       (0.4%)    (0.4%)         0.1%      (0.1%)
Portfolio turnover rate                    241.0%+<F7>  192.4%       202.8%    193.7%       190.2%      150.4%
Average commission rate paid*<F6>         $0.0570      $0.0595      $0.0599


                                             1992         1991         1990           1989          1988
                                             ----         ----         ----           ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year          $20.52      $15.79       $17.87          $12.89       $17.00
Income from investment operations:
Net investment (loss) income                  0.04        0.27         0.11          0.03         0.06
Net realized and unrealized gains
  (losses) on investments                     1.04        5.74       (1.48)          4.99         (3.29)
Total from investment operations              1.08        6.01       (1.37)          5.02         (3.23)
Less distributions:
  Dividends from net investment income       (0.13)      (0.28)       (0.03)          (0.04)          --
  Distributions from net realized gains      (2.11)      (1.00)       (0.68)             --         (0.88)
Total from distributions                     (2.24)      (1.28)       (0.71)          (0.04)        (0.88)
Net asset value, end of year                $19.36      $20.52       $15.79          $17.87       $12.89
Total Investment Return                       5.9%       41.4%       (7.9%)          39.0%        (17.6%)
Ratios/Supplemental Data:
Net assets, end of year (in 000's $)       695,128     527,808      271,856          169,745      122,863
Ratio of expenses to average net assets      1.10%       1.09%        1.12%          1.13%        1.16%
Ratio of net investment (loss) income
  to average net assets                       0.2%        1.5%         0.9%          0.2%         0.3%
Portfolio turnover rate                     188.9%      187.9%       157.7%         91.0%       107.4%

  (1)<F5> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences.
 *<F6>Disclosure required for fiscal years beginning after September 1, 1995.
  +<F7>Annualized

  The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1998
                                  (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on October 9, 1985. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.
   (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.
   (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.
   (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
   (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
   (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.
  (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
  (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES
  The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement,the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consult-ant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS
  Net investment income and net realized gains are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS
  For the period ended March 31, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $6,701,345,310 and $10,422,736,629 respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
  As of March 31, 1998, liabilities of the Fund included the following:

  Payable to brokers for
    investments purchased .....                $313,333,388
  Payable to Adviser for management fees          6,721,669
  Other liabilities ...........                     720,809

(6) SOURCES OF NET ASSETS
  As of March 31, 1998, the sources of net assets were as follows:
  Fund shares issued and outstanding         $6,697,403,897
  Net unrealized appreciation
    on investments                             549,929,004
  Undistributed net realized gains
    and losses ...............                 410,879,739
  Undistributed net investment
    income ...................                  56,758,936
   ...........................              --------------
   ...........................              $7,714,971,576
   ...........................              --------------
   ...........................              --------------

  Aggregate net unrealized appreciation as of March 31, 1998 consisted of the following:

  Aggregate gross
    unrealized appreciation ..               $598,651,864
  Aggregate gross unrealized
    depreciation .............               (48,722,860)
   ...........................             --------------
  Net unrealized appreciation                $549,929,004
   ...........................             --------------
   ...........................             --------------
MARKET CAP . . .
 As you purchased more companies and decreased your cash position this quarter, you saw each market cap group increase. The most notable change coming in your large cap, above $5 billion stocks which grew from just 14.4 percent in December to 23.9 percent currently. Ascend Communications is new to your portfolio adding a near $5 million gain. You saw another $3 million from your new position in Computer Sciences. Nokia Corp. added more than $2 million, and Computer Associates was bought, rising $1.5 million.

 Apple Computer and its handsome $10.8 million unrealized profit was added to your midcap companies, those between $1 and $5 billion market cap, helping grow this group to 22.1 percent from 20.7 percent last quarter. Apparel companies Liz Claiborne and Tommy Hilfiger find themselves once again in your portfolio, and each is already up over $1 million.

 Your small cap holdings inched up from 9.4 percent to 10.3 percent during the quarter.


YOUR COMPANIES' MARKET CAPITALIZATION
LARGE CAP      23.9%
MID CAP        22.1%
SMALL CAP      10.3%
CASH           43.7%

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden


(800) 656-3017 P.O. Box 4166, Greenville, DE 19807 bfunds@friess.com Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICE WATERHOUSE LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon